Summary of significant accounting policies	12 Months Ended
Jun. 30, 2020
Summary of significant accounting policies
Summary of significant accounting policies

2  Summary of significant accounting policies

This note provides a list of the significant accounting policies adopted in the preparation of these consolidated financial statements to the extent they have not been disclosed in the other notes below. The policies have been consistently applied to all the years presented, unless otherwise stated. The financial statements are for the Group consisting of Manchester United plc and its subsidiaries.

2.1  Basis of preparation

(i)Compliance with IFRS

The consolidated financial statements of Manchester United plc have been prepared on a going concern basis and in accordance with International Financial Reporting Standards (“IFRS”) and interpretations issued by the IFRS Interpretations Committee ("IFRS IC") applicable to companies reporting under IFRS. The financial statements comply with IFRS as issued by the International Accounting Standards Board (“IASB”).

COVID-19 pandemic

The financial and operating results for the year ended 30 June 2020 have been prepared on the assumption as at 30 June 2020 that the 2020/21 Premier League season will be completed as scheduled in the year ending 30 June 2021 with a portion of matches played behind closed doors or with reduced occupancy.

Operationally, the impact of the pandemic and measures to prevent further spread continues to disrupt our businesses in a number of ways, most significantly in Broadcasting and Matchday operations. Government imposed restrictions resulted in the postponement of the Premier League, UEFA competitions and FA cup competition from 13 March 2020. The Museum, Stadium Tour and Red Café operations were closed from 17 March 2020, with Old Trafford and its flagship Megastore operations closed to visitors from 20 March 2020.

The resumption of domestic competitions (Premier League and FA Cup) resulted in one Premier League home match, two Premier League away matches and an FA Cup quarter final away match being played during the month of June 2020. All remaining domestic matches were played in July 2020 with the UEFA Europa League resuming and completing in August 2020. All matches from June 2020 were played behind closed doors. The Megastore re-opened during June 2020 with a variety of safety measures in place in line with Government guidance. Old Trafford, the Museum and Stadium Tour operations remain closed.

The temporary postponement of all competitions has resulted in four home and six away matches relating to 2019/20 competitions being played at the start of the 2020/21 financial year. This includes three home and three away Premier League matches, the FA Cup semi-final, one Europa League home match and the Europa League single-leg quarter-final and semi-final.  From June 2020, all matches have been played behind closed doors. This has significantly impacted fiscal 2020 Broadcasting revenue, recognized when home and away matches are played, and Matchday revenue, given the remaining matches have been played behind closed doors. Furthermore, Broadcasting revenues have been significantly impacted by rebates due to broadcasters following disruption of the 2019/20 competitions. The impact of COVID-19 on revenue has been partially offset by reduced Matchday costs due to postponement of all competitions (with all matches from June 2020 played behind closed doors), reduced travel and reduced costs related to the closure of the Old Trafford Megastore.

The disruption to our business, coupled with the ongoing forward-looking uncertainty, has had a significant impact on cash flows for the year ended 30 June 2020. Net cash outflow from operating activities for the year ended 30 June 2020 was £3.8 million, a decrease of £248.6 million compared to a net cash inflow of £244.8 million for the prior year. This is primarily due to the COVID-19 impact on 2020/21 season Matchday cash receipts, with seasonal facility sales currently on hold given uncertainty around fans returning to the stadium, and the timing of commercial cash receipts in respect of the 2020/21 financial year.

Despite the ongoing uncertainty and impact on cash flow to 30 June 2020, the Group remains well placed with a strong balance sheet, including cash resources as at 30 June 2020 of £51.5 million. All funds are held as cash and cash equivalents and therefore available on demand. As at 30 June 2020, the Group also has access to an undrawn revolving facility of £150 million.

The Group's debt facilities include the $425 million senior secured notes and the $225 million secured term loan facility, the majority of which attract fixed interest rates. The Group's revolving facility, secured notes and term loan mature 2025, 2027 and 2029 respectively. As at 30 June 2020, the Company was in compliance with all debt covenants.

The evolving and uncertain nature of the situation makes it challenging for Management to estimate the future performance of our businesses, particularly over the near to medium term and the impact on our financial and operating results cannot be forecast with certainty at this time.

In light of these inherent uncertainties, Management has considered the potential impact of COVID-19 on the business (and its ability to continue as a going concern) under various scenarios, including:

• The impact of playing Premier League, domestic cup and European 2020/21 competitions behind closed doors in their entirety;
• Prudent performance assumptions around UEFA and domestic cup competitions;
• Potential credit risk associated with accounts receivable and contract asset balances;
• A delay in the timing of cash inflows generated from broadcasting and commercial revenues; and
• A combination of the above factors.

Management has also considered various levers which the Group has at its disposal, in the event that there is further disruption to 2020/21 football competitions. Levers include reductions in uncommitted capital expenditures, operating cost items such as marketing, travel and entertaining, consultancy, training and development and employee costs.

As a result of this detailed assessment, including the various scenarios and levers available to Management, and with reference to the Group's balance sheet, existing committed facilities, but also acknowledging the inherent uncertainty of the current economic outlook, Management has concluded that the Group is able to meet its obligations when they fall due for a period of at least 12 months after date of this report. For this reason the Group continue to adopt the going concern basis for preparing the annual financial statements.

(ii)Historical cost convention

The consolidated financial statements have been prepared on a historical cost basis, as modified by the revaluation of certain financial assets and liabilities (including derivative financial instruments) which are recognized at fair value through profit and loss, unless hedge accounting applies.

(iii)New and amended standards adopted by the Group

The Group has applied the following standards and amendments for the first time for the annual reporting period commencing 1 July 2019:

•	IFRS 16, “Leases”

The Group adopted IFRS 16 'Leases' with effect from 1 July 2019. IFRS 16 introduced a single lease accounting model, requiring a lessee to recognize assets and liabilities for all leases with a term of more than 12 months, unless the underlying asset is of low value. The lessee is required to recognize a right-of-use asset representing the right to use the underlying asset, and a lease liability representing the obligation to pay lease payments. The Group has elected to apply the ‘simplified approach’ on initial adoption of IFRS 16, consequently comparative information has not been restated. The Group also elected to apply the following transitional practical expedients:

•	lease liabilities are initially measured at the present value of the remaining lease payments, discounted using the Group’s incremental borrowing rate determined as 2.22% as at 1 July 2019;
•	right-of-use assets are measured at an amount equal to the lease liability; and
•	operating leases with a remaining lease term of less than 12 months as at 1 July 2019 are accounted for as short-term leases.

The new treatment of leases has resulted in an increase in non-current assets and financial liabilities as these leases are capitalized and included on the Group balance sheet. The reduction in operating lease expenses is offset by an increase in depreciation and an increase in finance charges. This has resulted in a higher operating profit. This depreciation charge is constant over the lease period, but finance charges decrease as the remaining lease liability decreases, resulting in a net reduction in profit before tax in the early part of a lease arrangement but a positive profit impact towards the end of the contract. This is in contrast to the previous typical straight-line treatment of operating lease expenses under IAS 17.

The Group recognized right-of-use assets of £6.0 million on 1 July 2019 and lease liabilities of the same amount, measured as follows:

£’000
Operating lease commitments disclosed as at 30 June 2019	8,087
Discounted using the Group’s incremental borrowing rate as at 1 July 2019	6,246
Less short term leases not recognized as a liability	(270)
Lease liability recognized as at 1 July 2019	5,976

Operating profit for the year ending 30 June 2020 has increased by approximately £0.1 million as a result of adopting the new standard. Loss before tax has decreased by approximately £0.1 million.

Lease payments were previously presented as operating cash flows. Lease payments are now split into payments for the principal portion of the lease liability which are presented as financing cash flows, and payments for the interest portion of the lease liability which are presented as operating cash flows. There is no impact on overall cash flow.

The Group’s activities as a lessor are not materially impacted by the new standard.

•	Phase 1 amendments to IFRS 9, "Financial instruments" for IBOR reform

Phase 1 amendments to IFRS 9, "Financial instruments" for IBOR reform are effective for annual reporting periods beginning on or after 1 January 2020 with earlier application permitted. The Group has applied early adoption of the amendments. These amendments have the effect that IBOR reform does not cause our hedge accounting to terminate.

(iv)New standards and interpretations not yet adopted

There are no other standards or interpretations that are not yet effective and that would be expected to have a material impact on the Group in the future reporting periods or on foreseeable future transactions.

2.2  Principles of consolidation

Subsidiaries are all entities over which the Group has control. The Group controls an entity when the Group is exposed to, or has rights to, variable returns from its involvement with the entity and has the ability to affect those returns through its power to direct the activities of the entity. Subsidiaries are fully consolidated from the date on which control is transferred to the Group. They are deconsolidated from the date that control ceases.

The acquisition method of accounting is used to account for business combinations by the Group. The consideration transferred for the acquisition of a subsidiary comprises the:

•	fair values of the assets transferred
•	liabilities incurred to the former owners of the acquired business
•	equity interests issued by the Group
•	fair value of any asset or liability resulting from a contingent consideration arrangement, and
•	fair value of any pre-existing equity interest in the subsidiary.

Identifiable assets acquired and liabilities and contingent liabilities assumed in a business combination are, with limited exceptions, measured initially at their fair values at the acquisition date. The Group recognizes any non‑controlling interest in the acquired entity on an acquisition‑by‑acquisition basis either at fair value or at the non‑controlling interest’s proportionate share of the acquired entity's net identifiable assets.

Acquisition‑related costs are expensed as incurred.

The excess of the:

•	consideration transferred,
•	the amount of any non‑controlling interest in the acquired entity, and
•	acquisition date fair value of any previous interest in the acquired entity over the fair value of the net identifiable assets acquired is recorded as goodwill. If those amounts are less than the fair value of the net identifiable assets of the business acquired, the difference is recognized directly in profit or loss as a bargain purchase.

Inter-company transactions, balances and unrealized gains on transactions between Group companies are eliminated. Unrealized losses are also eliminated unless the transaction provides evidence of an impairment of the transferred asset. Accounting policies of subsidiaries have been changed where necessary to ensure consistency with the policies adopted by the Group.

2.3  Segment reporting

The Group has one reportable segment, being the operation of a men's and women's professional football club. The chief operating decision maker (being the board of directors and executive officers of Manchester United plc), who is responsible for allocating resources and assessing performance obtains financial information, being the consolidated statement of profit or loss, consolidated balance sheet and consolidated statement of cash flows, and the analysis of changes in net debt, about the Group as a whole. The Group has investment properties, however, this is not considered to be a material business segment and is therefore not reported as such.

2.4  Foreign currency translation

(i)    Functional and presentation currency

Items included in the financial statements of each of the Group’s entities are measured using the currency of the primary economic environment in which the entity operates (the “functional currency”). The consolidated financial statements are presented in pounds sterling, which is the Group’s functional and presentation currency.

(ii)    Transactions and balances

Foreign currency transactions are translated into the functional currency using the exchange rates at the dates of the transactions. Foreign exchange gains and losses resulting from the settlement of such transactions and from the translation of monetary assets and liabilities denominated in foreign currencies at year-end exchange rates are generally recognized in profit or loss. They are deferred in other comprehensive income if they relate to qualifying cash flow hedges. Foreign exchange gains and losses that relate to unhedged borrowings are presented in the statement of profit or loss, within finance costs or finance income. Foreign exchange gains and losses that relate to transfer fees receivable from other football clubs are presented in the statement of profit or loss on a net basis within profit on disposal of intangible assets. All other foreign exchange gains and losses are presented in the statement of profit or loss on a net basis within operating expenses.

(iii)    Group companies

The results and financial position of foreign operations (none of which has the currency of a hyperinflationary economy) that have a functional currency different from the presentational currency are translated into the presentational currency as follows:

•	assets and liabilities for each balance sheet presented are translated at the closing rate at the date of that balance sheet
•

income and expenses for each statement of profit or loss and statement of comprehensive income are translated at average exchange rates (unless this is not a reasonable approximation of the cumulative effect of the rates prevailing on the transaction dates, in which case income and expenses are translated at the rate on the dates of the transactions), and

•	all resulting exchange differences are recognized in other comprehensive income.

(iv)    Exchange rates

The most important exchange rates per £1.00 that have been used in preparing the financial statements are:

	Closing rate			Average rate
	2020	2019	2018	2020	2019	2018
Euro	1.0998	1.1170	1.1309	1.1391	1.1346	1.1327
US Dollar	1.2374	1.2718	1.3194	1.2633	1.2959	1.3465

2.5  Revenue recognition

The Group’s accounting policies for revenue from contracts with customers are disclosed in note 4.

2.6  Employee benefits

(i)Short-term obligations

Liabilities for wages and salaries, including non-monetary benefits and annual leave that are expected to be settled wholly within 12 months after the end of the period in which the employees render the related service, are recognized in respect of employees’ services up to the end of the reporting period and are measured at the amounts expected to be paid when the liabilities are settled. The liabilities are presented as accruals and classified as current liabilities in the balance sheet.

(ii)Football staff remuneration

Remuneration is charged to operating expenses on a straight-line basis over the contract periods based on the amount payable to players and key football management staff for that period. Any performance bonuses are recognized when the Company considers that it is probable that the condition related to the payment will be achieved.

Signing-on fees are typically paid to players and key football management staff in equal annual installments over the term of the contract. Installments are paid at or near the beginning of each financial year and recognized as prepayments. They are subsequently charged to profit or loss (as employee benefit expenses) on a straight-line basis over the financial year. Signing-on fees paid form part of cash flows from operating activities.

Loyalty fees are bonuses which are paid to players and key football management staff either at the beginning of a renewed contract or in installments over the term of their contract in recognition for either past or future performance. Loyalty bonuses for past service are typically paid in a lump sum amount upon renewal of a contract. These loyalty bonuses require no future service and are not subject to any claw-back provisions were the individual to subsequently leave the club during their new contract term. They are expensed once the Company has a present legal or constructive obligation to make the payment. Loyalty bonuses for ongoing service are typically paid in arrears in equal annual installments over the term of the contract. These are paid at the beginning of the next financial year and the related charge is recognized within employee benefit expenses in profit or loss on a straight-line basis over the current financial year.

(iii)Post-employment pension obligations

The Group is one of a number of participating employers in The Football League Limited Pension and Life Assurance Scheme (‘the scheme’ — see note 28.1). The Group is unable to identify its share of the assets and liabilities of the scheme and therefore accounts for its contributions as if they were paid to a defined contribution scheme. The Group’s contributions into this scheme are reflected within the statement of profit or loss when they fall due. Full provision has been made for the additional contributions that the Group has been requested to pay to help fund the scheme deficit.

The Group also operates a defined contribution scheme. The assets of the scheme are held separately from those of the Group in an independently administered fund. The Group’s contributions into this scheme are recognized as an employee benefit expenses when they are due.

(iv)Share-based payments

The Group operates a share-based compensation plan under which the entity receives services from employees as consideration for equity instruments of the Group.

Equity-settled share-based payments to employees are measured at the fair value of the equity instruments at the grant date. The fair value excludes the effect of non-market based vesting conditions. The fair value determined at the grant date of the equity-settled share-based payments is expensed on a straight-line basis over the vesting period, based on the Group’s estimate of equity instruments that will eventually vest. At each reporting date, the Group revises its estimate of the number of equity instruments expected to vest as a result of the effect of non-market based vesting conditions. The impact of the revision of the original estimates, if any, is recognized in profit or loss such that the cumulative expense reflects the revised estimate, with a corresponding adjustment to equity.

For cash-settled share-based payments to employees, a liability is recognized for the services acquired, measured initially at the fair value of the liability. At each reporting date until the liability is settled, and at the date of settlement, the fair value of the liability is re-measured, with any changes in fair value recognized in profit or loss for the year. Details regarding the determination of the fair value of share-based transactions are set out in note 27.

2.7  Exceptional items

The Group's accounting policies for exceptional items are disclosed in note 6.

2.8  Income tax

The income tax expense or credit for the period is the tax payable on the current period’s taxable income based on the applicable income tax rate for each jurisdiction adjusted by changes in deferred tax assets and liabilities attributable to temporary differences and to unused tax losses.

The current income tax expense or credit is calculated on the basis of the tax laws enacted or substantively enacted at the end of the reporting period in the countries where the Company and its subsidiaries operate and generate taxable income. Although the Company is organized as a Cayman Islands corporation, it reports as a US domestic corporation for US federal corporate income tax purposes and is subject to US federal corporate income tax on the Group’s worldwide income. In addition, the Group is subject to income and other taxes in various other jurisdictions, including the United Kingdom. Management periodically evaluates positions taken in tax returns with respect to situations in which applicable tax regulation is subject to interpretation. It establishes provisions where appropriate on the basis of amounts expected to be paid to (or recovered from) the tax authorities.

Deferred income tax is provided in full, using the liability method, on temporary differences arising between the tax bases of assets and liabilities and their carrying amounts in the consolidated financial statements. Deferred income tax is determined using tax rates (and laws) that have been enacted or substantively enacted by the end of the reporting period and are expected to apply when the related deferred income tax asset is realised or the deferred income tax liability is settled.

Deferred tax assets are recognized only if it is probable that future taxable profit will be available to utilize those temporary differences and losses.

Deferred tax assets and liabilities are offset when there is a legally enforceable right to offset current tax assets and liabilities and when the deferred tax balances relate to the same taxation authority.

Current and deferred tax is recognized in profit or loss, except to the extent that it relates to items recognized in other comprehensive income, in which case the tax is also recognized in other comprehensive income.

2.9  Dividend distribution

Dividend distributions to the Company’s shareholders are recognized when they become legally payable. In the case of interim dividends, this is when they are paid.

2.10 Impairment of assets

Goodwill is not subject to amortization and is tested annually for impairment or more frequently if events or changes in circumstances indicate it might be impaired. Other assets are tested for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. An impairment loss is recognized in profit or loss for the amount by which the asset’s carrying amount exceeds its recoverable amount. The recoverable amount is the higher of an asset’s fair value less costs of disposal and value in use, and is calculated with reference to future discounted cash flows that the asset is expected to generate when considered as part of a cash-generating unit. Assets other than goodwill that suffered an impairment are reviewed for possible reversal of the impairment at the end of each reporting period. If an impairment subsequently reverses, the carrying amount of the asset is increased to the revised estimate of its recoverable amount, but so that the increased carrying amount does not exceed the carrying amount that would have been determined had no impairment charge been recognized for the asset in prior years.

Management does not consider that it is possible to determine the value in use of an individual player or key football management staff in isolation as that individual (unless via a sale or insurance recovery) cannot generate cash flows on their own. While management does not consider any individual can be separated from the single cash generating unit (“CGU”), being the operations of the Group as a whole, there may be certain circumstances where an individual is taken out of the CGU, when it becomes clear that they will not participate with the club’s men’s first team again, for example, a player sustaining a career threatening injury or is permanently removed from the men’s first team playing squad for another reason. If such circumstances were to arise, the carrying value of the individual would be assessed against the Group’s best estimate of the individual’s fair value less any costs to sell and an impairment charge made in operating expenses reflecting any loss arising.

2.11 Property, plant and equipment

Property, plant and equipment is initially measured at cost (comprising the purchase price, after deducting discounts and rebates, and any directly attributable costs) and is subsequently carried at cost less accumulated depreciation and any provision for impairment.

Subsequent costs, for example, capital improvements and refurbishment, are included in the asset’s carrying amount or recognized as a separate asset, as appropriate, only when it is probable that future economic benefits associated with the item will flow to the Group and the cost of the item can be measured reliably. The carrying amount of any component accounted for as a separate asset is derecognized when replaced. All other repairs and maintenance are charged to profit or loss during the reporting period in which they are incurred.

The depreciation methods and periods used by the Group are disclosed in note 13.

The assets’ residual values and useful lives are reviewed, and adjusted if appropriate, at the end of each reporting period.

Gains and losses on disposals are determined by comparing proceeds with carrying amount. These are included in profit or loss.

2.12 Leases

The Group's accounting policy for leases is disclosed in note 14.

2.13 Investment properties

The Group’s accounting policy for investment properties is disclosed in note 15.

2.14 Intangible assets

The cost of and amortization methods and periods used by the Group for goodwill, registrations and other intangible assets are disclosed in note 16.

The assets’ useful lives are reviewed, and adjusted if appropriate, at the end of each reporting period.

Assets available for sale (principally players’ registrations) are classified as assets held for sale when their carrying value is expected to be recovered principally through a sale transaction and a sale is considered to be highly probable. Highly probable is defined as being actively marketed by the club, with unconditional offers having been received prior to the end of a reporting period. These assets would be stated at the lower of the carrying amount and fair value less costs to sell.

Gains and losses on disposal of players’ and key football management staff registrations are determined by comparing the fair value of the consideration receivable, net of any transaction costs, with the carrying amount and are recognized separately in profit or loss within profit on disposal of intangible assets. Where a part of the consideration receivable is contingent on specified performance conditions, this amount is recognized in profit or loss when receipt is virtually certain.

Loan income on players temporarily loaned to other football clubs is recognized separately in profit or loss within profit on disposal of intangible assets.

2.15 Inventories

The Group’s accounting policy for inventories is disclosed in note 18.

2.16 Trade receivables

The Group’s accounting policy for trade receivables is disclosed in note 19.

2.17 Derivatives and hedging activities

Derivatives are initially recognized at fair value on the date a derivative contract is entered into and are subsequently re-measured to their fair value at the end of each reporting period. The accounting for subsequent changes in fair value depends on whether the derivative is designated as a hedging instrument, and if so, the nature of the item being hedged. The Group designates certain derivatives as hedges of a particular risk associated with the cash flows of recognized assets and liabilities and highly probable forecast transactions (cash flow hedges).

At inception of the hedge relationship, the Group documents the economic relationship between hedging instruments and hedged items, including whether changes in the cash flows of the hedging instruments are expected to offset changes in the cash flows of hedged items. The Group documents its risk management objective and strategy for undertaking its hedge transactions.

The fair values of derivative financial instruments are disclosed in note 20. Movements in the hedging reserve are shown in the statement of changes in equity. The full fair value of a derivative is classified as a non-current asset or liability when the remaining maturity of the item is more than 12 months, it is classified as a current asset or liability when the remaining maturity of the item is less than 12 months.

(i)Cash flow hedges that qualify for hedge accounting

The effective portion of changes in the fair value of derivatives that are designated and qualify as cash flow hedges is recognized in other comprehensive income. The gain or loss relating to any ineffective portion is recognized immediately in profit or loss.

The Group hedges the foreign exchange risk on a portion of contracted, and hence highly probable, future US dollar revenues whenever possible using a portion of the Group’s US dollar net borrowings as the hedging instrument. Foreign exchange gains or losses arising on re-translation of the Group’s US dollar net borrowings used in the hedge are initially recognized in other comprehensive income, rather than being recognized in profit or loss immediately. The foreign exchange gains or losses arising on re-translation of the Group’s unhedged US dollar borrowings are recognized in profit or loss immediately.

The Group hedges its cash flow interest rate risk where considered appropriate using interest rate swaps. Such interest rate swaps have the economic effect of converting a portion of variable rate borrowings from floating rates to fixed rates. The effective portion of changes in the fair value of the interest rate swap is initially recognized in other comprehensive income, rather than being recognized in profit or loss immediately.  The gain or loss relating to any ineffective portion is recognized in profit or loss immediately.

Amounts previously recognized in other comprehensive income and accumulated in the hedging reserve within equity are reclassified to profit or loss in the periods when the hedged item affects profit or loss (for example, when the forecast transaction that is hedged takes place).

When a hedging instrument expires or is sold or terminated, or when a hedge no longer meets the criteria for hedge accounting, any cumulative deferred gain or loss existing in equity at that time remains in equity and is reclassified when the forecast transaction is ultimately recognized in profit or loss. When the forecast transaction is no longer expected to occur, the cumulative gain or loss that was reported in equity is immediately reclassified to profit or loss.

(ii)Derivatives that do not qualify for hedge accounting

Certain derivative instruments are not designated as hedging instruments and consequently do not qualify for hedge accounting. Changes in the fair value of any derivative instrument that does not qualify for hedge accounting are recognized immediately in profit or loss.

2.18 Cash and cash equivalents

For the purposes of presentation in the consolidated statement of cash flows, cash and cash equivalents includes cash in hand, deposits held at call with financial institutions, and, if applicable, other short-term highly liquid investments with original maturities of three months or less.

2.19 Share capital and reserves

Ordinary shares are classified as equity. Incremental costs directly attributable to the issue of new shares are shown in equity as a deduction from the proceeds of the issue.

Where any Group company purchases the Company's equity instruments, for example as the result of a share buy-back, the consideration paid, including any directly attributable incremental costs (net of income taxes), is deducted from equity attributable to the owners of Manchester United plc as treasury shares until the shares are cancelled or reissued.

The merger reserve arose as a result of reorganization transactions and represents the difference between the equity of the acquired company (Red Football Shareholder Limited) and the investment by the acquiring company (Manchester United plc).

The hedging reserve is used to reflect the effective portion of changes in the fair value of derivatives that are designated and qualify as cash flow hedges.

2.20 Trade and other payables

The Group’s accounting policy for trade and other payables is disclosed in note 24.

2.21 Borrowings

Borrowings are initially recognized at fair value, net of transaction costs incurred. Borrowings are subsequently measured at amortized cost. Any difference between the proceeds (net of transaction costs) and the redemption amount is recognized in profit or loss over the period of the borrowings using the effective interest rate method. Fees paid on the establishment of loan facilities are recognized as transaction costs of the loan to the extent that it is probable that some or all of the facility will be drawn down. In this case the fee is deferred until draw-down occurs. To the extent there is no evidence that it is probable that some or all of the facility will be drawn down, the fee is capitalized as a prepayment for liquidity services and amortized over the period of the facility to which it relates.

Borrowings are classified as current liabilities unless the Group has an unconditional right to defer settlement of the liability for at least 12 months after the end of the reporting period.